                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               January 13, 2000                           0-24464
-----------------------------------------------    -----------------------
Date of Report (Date of Earliest Event Reported)   (Commission File Number)

                                THE CRONOS GROUP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Luxembourg                        Not Applicable
 ----------------------------------------  ---------------------------------
 (State of incorporation or organization)  (IRS Employer Identification No.)

            16, Allee Marconi, Boite Postale 260, L-2120, Luxembourg
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                   352 453145
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       By its Current Report on Form 8-K dated August 13, 1999, as amended by Amendment No. 1 thereto, the Registrant reported on the decision by its Board of Directors to replace the Registrant's independent auditors, Moore Stephens, with Deloitte & Touche, SA ("Deloitte & Touche"). As stated in the report, the decision made by the Board was subject to approval by the Registrant's shareholders. As described under Item 5 below, the Registrant's shareholders, at the annual meeting held January 13, 2000, approved the Board's appointment of Deloitte & Touche as the Registrant's independent auditors for the fiscal year 1999, and authorized the Board to fix the auditors' remuneration.


ITEM 5. OTHER EVENTS.

       The Registrant's 1999 annual meeting of shareholders was held on Thursday, January 13, 2000, in Luxembourg. The record date for the meeting was fixed by the Board at December 3, 1999. As of the record date, the Registrant had outstanding 9,158,378 shares of Common Stock. The Registrant's stock is traded on NASDAQ (Symbol: CRNS).

       The holders of 7,763,921 shares of the Registrant's Common Stock were represented at the meeting in person or by proxy, thus constituting a quorum of the shareholders for the meeting. The following sets forth the results of the shareholder voting on the matters submitted to the shareholders at the annual meeting:

          ELECTION ITEM                    VOTE                       COUNT

1.  Elect Five Directors.
    The Nominees Were:

    Dennis J. Tietz                 For                              5,393,146

                                    Authority Withheld               2,370,775


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
          ELECTION ITEM                    VOTE                       COUNT
    Charles Tharp                   For                              5,394,146

                                    Authority Withheld               2,369,775

    Stephen Nicholas Walker         For                              5,394,146

                                    Authority Withheld               2,369,775

    Peter J. Younger                For                              5,368,534

                                    Authority Withheld               2,395,387

    Robert M. Melzer                For                              5,394,146

                                    Authority Withheld               2,369,775

2.  Approve the Company's 1999      For                              4,470,987
Stock Option Plan

                                    Against                          1,811,548

                                    Abstain                           27,572

                                    Broker Nonvotes                  1,453,814

3.  Approve the Appointment of      For                              4,507,849
Deloitte & Touche S.A. as the
Independent Auditors for Fiscal
Year 1999 and Authorize the         Against                          1,801,298
Directors to Fix the Auditors'
Remuneration
                                    Abstain                             960


                                    Broker Nonvotes                  1,453,814


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
          ELECTION ITEM                    VOTE                       COUNT
4.  Approve the Company's           For                              4,499,449
Consolidated and Unconsolidated
Financial Statements for the Year
Ended December 31, 1998, and the    Against                          1,802,298
Reports of the Company's
Independent Auditors and of the
Board of Directors thereon, dated   Abstain                            8,360
April 8, 1999

                                    Broker Nonvotes                  1,453,814

5.  Discharge the Following         For                              3,917,182
Members of the Board of Directors
Pursuant to Article 74 of the
Company law (10 August 1915) from   Against                          1,803,298
the Execution of Their Mandate
for the Year Ended December 31,
1998: Ernst-Otto Nedelmann and      Abstain                           589,627
Maurice Taylor

                                    Broker Nonvotes                  1,453,814

6.  Approve the  Allocation of      For                              4,484,849
the Profit/Loss Reported by the
Company for the Year Ended
December 31, 1998                   Against                          1,802,298


                                    Abstain                           22,960


                                    Broker Nonvotes                  1,453,814

       Maurice Taylor, elected as a director of the Registrant at the annual meeting held in 1998, will continue as a director until the annual meeting held for the year 2000, and his successor is duly elected and qualified.

       By letter dated January 7, 2000, delivered to the Company's registered office in Luxembourg on January 10, 2000, Klamath Enterprises, S.A., shareholder of record of 1,793,798 shares of Common Stock of the Company, nominated Herbert Studentschnig for director. No shares were voted for Mr. Studentschnig's candidacy, and management voted its proxies,



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representing 5,970,123 shares of Common Stock of the Company, against the nomination. Accordingly, the proposal to elect Mr. Studentschnig as a director of the Company failed.

       As the Registrant reported in its Proxy Statement dated December 22, 1999, which was distributed to the Registrant's shareholders in connection with the annual meeting of shareholders, on September 21, 1999, the Registrant received an unsolicited merger proposal from Interpool, Inc. ("Interpool"). On September 23, 1999, Interpool filed its preliminary Proxy Statement with the SEC proposing an alternative slate of nominees for the Board of Directors of the Registrant, whose sole purpose would be to merge the Registrant with and into a subsidiary of Interpool, pursuant to the proposal made by Interpool to the Registrant on September 21st.

       The Registrant rejected the Interpool proposal as inadequate and not in the best interest of its shareholders. At the same time, the Registrant instructed its financial advisor, First Union Securities, Inc., to pursue strategic alternatives to enhance shareholder value, including a possible sale of the Registrant.

       The Registrant has entered into confidentiality and standstill agreements with several interested parties, and has supplied these parties with financial and other information about the Registrant. On December 16, 1999, the Registrant also entered into a confidentiality and standstill agreement with Interpool, whereby the Registrant agreed to provide Interpool with access to the same information as the Registrant has made available to other interested parties. Interpool also agreed not to pursue a transaction with Registrant on an unsolicited basis until April 30, 2000, subject to certain exceptions in the event that the Registrant enters into a transaction with another entity or proposes a transaction such as a tender or exchange offer for twenty-five percent (25%) or more of its outstanding shares. No payment was made by the Registrant to Interpool in connection with the confidentiality and standstill agreement entered into with Interpool or otherwise in connection with Interpool's withdrawal of its preliminary Proxy Statement proposing an alternative slate of candidates for the Registrant's Board of Directors.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE CRONOS GROUP


                                            By /s/ Elinor A. Wexler
                                               ------------------------------
                                                   Elinor A. Wexler
                                                   Assistant Secretary

Date: January 21, 2000


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